Investor Presentation March 13, 2007 Exhibit 99.2

Safe Harbor
Statements contained in the slide show presentation
that state expectations or predictions about the future
are forward-looking statements intended to be
covered by the safe harbor provisions of the Securities
Act and the Exchange Act. The Registrant’s actual
results could differ materially from those projected in
such forward-looking statements. Factors that could
affect those results include “Risk Factors” and the
other factors appearing in the documents that the
Registrant has filed with the Securities and Exchange
Commission.

Equity Snapshot
Exchange/Symbol: NASDAQ/BOFI
Price (03/12/07):
$7.03
Shares Outstanding(01/30/07): 8.28   M
Market Capitalization: $58.21 M
BV Per Share (12/31/06 - mrq)
$8.01
Price/Book (03/12/07 price/mrq) : .88 X
Total Assets (12/31/06 - mrq): $803.4 M
Publicly traded since: March 15, 2005
Price/Earnings (03/12/07 price/ttm)
20.09 X

Agenda
• The Bank of Internet Franchise
– Building Online Customer Trust for Six Years
• Financial Highlights
– Five Consecutive Years of Increased Earnings
– Last Quarter Earnings Up Over Prior Year
• Update on Steps to Build More
Shareholder Value
– Changes to Meet Challenging Market Conditions

Corporate Overview
To be the premier low-cost operator in the
consumer financial services industry
MISSION STATEMENT
• Federally charted savings bank
• Regulated by the Office of Thrift
Supervision
• Deposits insured by the Federal
Deposit Insurance Corporation
BofI Holding, Inc.
BofI Trust 1
(Trust Preferred)
Bank of
Internet USA
BANK OF INTERNET USA

Investment Highlights
The Internet creates an opportunity for a more
efficient banking model
BofI has a unique, low-cost and scalable
operating model
Proprietary software and technology
Strong record of growth and profitability
Portfolio of high quality assets nationwide
Attractive valuation

Our Focus BofI will be the premier low- cost operator in consumer financial services MISSION STATEMENT 7

BANK OF INTERNET USA
BofI.com

Airlines

Delta
UNITED
AmericanAirlines

→

SOUTHWEST
jetBlue AIRWAYS

Retailing

SEARS
SAFEWAY
Federated DEPARTMENT STORES, INC.

→

WAL★MART
TARGET
COSTCO WHOLESALE

Banking

Bank of America
citibank
CHASE

→

BANK OF INTERNET USA
BofI.com

Mature Industries Evolving to Lowest Cost Producers 8

Common-sized income statement comparison
BofI generates higher earnings through lower costs
Income Statement Comparison

Bank of All S&Ls- Assets
Internet USA (1) $500 Mil - $1 Bil ING Bank NetBank
(In basis points on average assets)
Income:
Interest income 517 575 497 567
Interest expense 377 282 390 356
Net interest income
140 293 107 211
Fees and other income 12 73 2 55
Subtotal - Income 152 366 109 266
Operating overhead:
Personnel
32 149 20 278
Premises & equipment 13 43 7 121
Other G & A 23 57 24 332
Loan loss provision -3 9 2 29
Subtotal - Overhead 65 258 53 760
Pre-tax operating earnings 87 108 56 -494
Securities gains 6 6 2 7
Pre-tax earnings 93 114 58 -487
Source: FDIC - Statistics on Depository Institutions – Year ended 12/31/2006.
(1)  Excludes operating income and expense of BofI Holding, Inc. Holding company data is also not included in competitor information.

BANK OF INTERNET USA
BofI.com

BANK OF INTERNET USA
BofI.com

• Outsource core banking
system
• Proprietary CRM and
fraud control
• No legacy systems
Building Blocks for
Successful Execution
COST EFFECTIVE PROCESS
• Assembly-line simplicity
• Streamlined deposit &
loan approval
• Real-time customer
information
SCALABLE TECHNOLOGY
• Superior risk management
• Quality underwriting
• Intelligent product
selection
EXPERIENCED MANAGEMENT
• Self-service design
• Efficient automation
• Minimal manual
intervention
AUTOMATED SERVICE

Annual Net Interest Income vs
Noninterest Expense
2002 2003 2004 2005               2006
Assets in Thousands
Net Interest
Income (in 000s)
Noninterest Expense
EXCLUDING SALARY & WAGES

For the Fiscal Years Ended June 30
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000

$10.4
$13.7
$16.9
$24.4
$29.5
$29.7
Demonstrated Scalability
Assets per Employee at Fiscal Year End
(At Year Ends June 30, and at December 31, 2006)
(full-time equivalent employees)
(Dollars in millions)
Source:  FDIC
2002                  2003                2004                   2005                  2006                 2006
June 30,                                                      December 31,
Bank Industry Average

6,367
9,569
13,653
19,827
22,498
24,272
0
10,000
20,000
2002 2003 2004 2005 2006 December
31, 2006
Total Number of Deposit Accounts
Building Our Online Franchise ……….

*
* At each fiscal year end June 30 and most recent quarter.

Online Deposit Franchise …..
• Online Retail Deposit Customers in all 50 states
– six years - no brokered deposits
• Proprietary Technology & Customer Data Base
– six-year proprietary data base of Internet activity
support unique fraud control
• Proprietary Process
– years of process improvements
• Demonstrated Scalability
– increased assets per employee
• Target Marketing
– six years experience target marketing on the Internet
• 6%+ Customer Referral Rate
– six years of customer satisfaction

Building Online Lending….
• Single family online originations for five years
• Home equity originations – system built in fiscal
2006 using “BofI best practices”
• Unique multifamily online origination site
• Years of online authentication and underwriting
experience
• Disciplined lending and investing – avoiding the
pitfalls of many early Internet banks
• Perfect lending and investing history – no write
offs, no foreclosure sales, etc.
• Commenced Indirect RV in March- will add
direct RV and auto lending next quarter.

BANK OF INTERNET USA
BofI.com

APARTMENT BANK.com
A Division of Bank of Internet USA

BROKER ADVANTAGE

SENIOR B OF I
A DIVISION OF BANK OF INTERNET USA

Our Franchise Value …
We Believe in:
• Our People and Our Service Culture
• Our Focus on Low Cost Delivery Systems
– Regularly changing processes and proprietary
software to improve efficiency
• Our Consistent, Competitive Product Pricing –
Across all product lines
– customers trust that they are getting a good deal
• Our Design for the Future of Banking

$217.6
$273.5
$405.0
$609.5
$737.8
$803.4
$0
$200
$400
$600
$800
$1,000
2002 2003 2004 2005 2006 December
31, 2006
Total Assets ($ in millions)
Financial Highlights
Asset Growth

* At each fiscal year end June 30 and most recent quarter.
*

$5,088
$6,530
$8,969
$9,955
$4,939
$0
$2,000
$4,000
$6,000
$8,000
$10,000
2003 2004 2005 2006 Six Months Ended
December 31, 2006
Net Interest Income
($ in thousands)

* For each fiscal year ended June 30 and year to date for last quarter.
*
Net Interest Income Growth

$1,730
$2,175
$2,869
$3,266
$1,553
$-
$1,000
$2,000
$3,000
$4,000
2003 2004 2005 2006 Six Months Ended
December 31, 2006
Net Income ($ in thousands)

*
* For each fiscal year ended June 30 and year-to-date at most recent quarter..
Net Income Growth

Multifamily mortgages – 49%
Single family mortgage – 17%
(includes home equity loans)
Commercial real estate loans– 2%
Mortgage-backed securities – 32%
FNMA, FHLMC, GNMA
NO SUBPRIME LOANS OR
SUBPRIME MBS
Investment in High Quality Assets
2%
17%
32%
49%
Investments by Type
December 31, 2006

14%
4%
5%
34%
12%
10%
5%
6%
6%
4%
California - Southern California - Northern Washington
Colorado Arizona Texas
Illinois Florida Oregon
All other states
Geographic Breakdown
Mortgage Loans
As of December 31, 2006

History of Quality Assets
Since inception through
December 31, 2006, BOFI
has had no mortgage-loan:
Write-offs
Foreclosure sales
Restructurings
No subprime loans or
mortgage-backed securities
Loan portfolio is supported by
exceptional LTVs
Allowance for Loan Losses
$0
$500
$1,000
$1,500
Jun-02 Jun-03 Jun-04 Jun-05 Jun-06 Dec-06
0.24%
0.26%
0.28%
0.30%
0.32%
0.34%
Allowance for loan loss Allowance as % of gross loans
Loan to Value for 1st Liens and Combined
Loan to Value for 2nd Liens: Expected March
31, 2007
62.00%
51.00%
0%
10%
20%
30%
40%
50%
60%
70%
1st Mortgage LTV 2nd Mortgage Combined LTV
Weighted Average

Stable Deposit Base,
Managed Interest Rate Risk
More than 24,000 online deposit
customer accounts
34% of accounts are checking and
savings (December 31, 2006)
More than 95% retail funded deposits
– no brokered CDs
FHLB Advances and Reverse
Repurchase Agreements -
Principally
used as a interest rate hedging vehicle
-
Weighted-average rate of 4.30% at
December 31, 2006.

Mix of Funding
($ in millions)
December 31, 2006
$147.0
$63.4
$256.0 $257.2
Time deposits- less
$100k
Time deposits-
$100k+
Checking and
savings accounts
Advances and
Repurchase
Borrowings
Liability Growth by Type
($ in Millions)
(At June 30, 2006)
$0
$100
$200
$300
$400
$500
$600
$700
2001 2002 2003 2004 2005 2006
($000)
Checking and savings Time deposits Advances from FHLB

Last Quarter Financial Data
Dec 2005 and Dec 2006

2005 2006
Net Income (000s) 750 $         807 $
Diluted Earnings Per Share 0.08 $        0.09 $
Return on Avg Common Stockholders' Equity 4.14% 4.39%
Efficiency Ratio (1) 50.5% 56.0%
G & A to Avg Assets 0.85% 0.83%
Total Assets (000s) 681,492 $   803,368 $
Loan Portfolio (000s) 545,208 $   512,935 $
Mortgage-backed Securities Available for Sale 79,401 $    198,532 $
Total Deposits (000s) 399,387 $   466,418 $
Book Value Per Common Share 7.61 $        8.01 $
(1) Non-interest expense divided by the sum of net interest income and non-interest income.
December 31,
For or At the Quarter Ended
*

Our Task ……………
Work to Improve:
• Earnings Per Share
• Return on Equity
• Efficiency Ratio
Get to our goals
• 10%+ ROE
• Less than 40% Efficiency Ratio
• $1 Billion in Assets
• Continue reducing G&A to average assets

3 Steps to Build More Shareholder Value in Fiscal 2007 26

Step One – Generate Higher Yielding Loans
• Originate high-volume online consumer loans-
update
• Home Equity Lending – expanded to 45 states
• Indirect RV Lending- started in March - processing new
loans daily
• Direct Auto and RV Lending- online software nearly
complete
• 1
st
goal is $10mm in originations per month
Building Shareholder Value

Lending Initiatives – Update
Preliminary statistics on our home equity and RV loans at
quarter ended March 31, 2007:
• - Home equity loan portfolio to have a weighted
average rate of approximately 7.20%, an average
FICO score of approximately 760 and a combined
loan to value of approximately 62%
• - RV portfolio to have a weighted average rate of
approximately 7.70% and a FICO of greater than
700.

Step Two –
• Deploy Capital with new loan growth
– Can grow assets to $1 Billion - match asset growth
with production of higher yielding consumer loans
and other opportunities for loans
– Seek to replace lower yielding loan principal repays
with higher rate consumer loans
• Position for Re-Deployment When Yield Curve
Comes Back – yield curve “lift”
– MBS available for sale to re-deploy into other assets
Building Shareholder Value

BANK OF INTERNET USA
BofI.com

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I25 06/30/06 US Treasury Actives
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Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 920410
Hong Kong 852 2977 6000 Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2006 Bloomberg L.P.
H212-1035-1 17-Oct-06 4:52:58

Yield Curve & Net Interest Margin 2003 – 2.11% 2004 – 2.04% 2005 – 1.87% 2006 - 1.51% B of I Fiscal Yr: NIM% 30

Impact of 25 and 50 bps NIM Growth
Hypothetical for Fiscal 2005 and 2006
$218,000 $273,000                    $405,000                 $609,000 $738,000
2002 2003 2004 2005 2006
Assets in Thousands

For the Fiscal Years Ended June 30
Hypothetical – applying 25 and 50 bps increase to actual average earnings assets of  $479 mil and $659 mil for fiscal 2005 and 2006
$10.2
$13.3
$(000)
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$9.0
$10.0
“Lift”

Step Three – Leverage Value of “Online”
Assets
• Affiliate Marketing
– Added more than 100 Internet affiliates
• Social Marketing
– Affinity Marketing to RV owners next quarter
Building Shareholder Value

Our Three Steps
- summary
• Generate Higher Yielding Loans
• Match Asset Growth with Loan Growth - Deploy
Capital with New Loans / the yield lift
• Leverage the Value of “Online” Assets- Affiliate
Marketing and Social Networking

Investment Highlights

The Internet creates an opportunity for a more
efficient banking model
BofI has a unique, low-cost and scalable
operating model
Proprietary software and technology
Strong record of growth and profitability
Portfolio of high quality assets nationwide
Attractive valuation – book value